Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long AXP Daily ETF
Leverage Shares 2X Long CRML Daily ETF
Leverage Shares 2X Long DNN Daily ETF
Leverage Shares 2X Long FCX Daily ETF
Leverage Shares 2X Long UEC Daily ETF

Each a series (a “Fund”) of Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus dated
February 6, 2026, and Prospectus dated January 12, 2026, of each Fund

Effective March 13, 2026, each Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference